Exhibit 10.32

EXECUTION

FIRST AMENDMENT TO FINANCING AGREEMENT

This FIRST AMENDMENT TO FINANCING AGREEMENT, dated as of December 28, 2018 (this “Amendment”), is entered into by and among Cherokee Inc., a Delaware corporation (the “Parent” and the “U.S. Borrower”), Irene Acquisition Company B.V., a private company with limited liability incorporated under the laws of the Netherlands, having its statutory seat (statutaire zetel) in Amsterdam, the Netherlands and registered with the Dutch trade register under number 67160921 (the “Dutch Borrower” and, together with the U.S. Borrower, each a “Borrower” and collectively, the “Borrowers”), each Guarantor party hereto, the Lenders party hereto which constitute all of the Lenders party to the Financing Agreement as of the date hereof, Gordon Brothers Finance Company, a Delaware corporation (“GBFC”), as collateral agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”), and GBFC, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent” and together with the Collateral Agent, each an “Agent” and collectively, the “Agents”).

W I T N E S S E T H:

WHEREAS, the Parent, the Borrowers, the Guarantors, the lenders from time to time party thereto (collectively, the “Lenders” and each individually, a “Lender”) and the Agents are parties to that certain Financing Agreement, dated as of August 3, 2018 (as amended, modified or otherwise supplemented from time to time prior to the date hereof, the “Financing Agreement”), pursuant to which the Lenders, subject to the terms and conditions contained therein, agreed to provide (i) a term loan in the aggregate principal amount of $5,000,000 to the U.S. Borrower and (ii) a term loan in the aggregate principal amount of $35,000,000 to the Dutch Borrower;

WHEREAS, the Borrowers have requested that the Agents and the Lenders effect certain amendments to the Financing Agreement as more specifically set forth herein; and

WHEREAS, the Agents and the Lenders are willing, as applicable, to effect such amendments to the Financing Agreement, in each case, on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows:

1.Defined Terms.  Except as otherwise defined in this Amendment, capitalized terms used herein that are not otherwise defined shall have the meanings given to those terms in the Financing Agreement (as amended hereby).

2.Amendment to Financing Agreement.  Subject to the satisfaction of the conditions precedent specified in Section 4 below, the following amendments shall be incorporated into the Financing Agreement effective as of the date hereof:

(a)Section 1.01 of the Financing Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

““Bridge Notes” means, collectively, that certain (i) Subordinated Note, dated as of December 28, 2018, in form and substance satisfactory to the Agents and the Lenders, made by the Parent in favor of The Bronchick Family Trust, (ii) Subordinated Note, dated as of December 28, 2018, in form and substance satisfactory to the Agents and the Lenders, made by the Parent in favor of Square Deal Growth, LLC, (iii) Subordinated Note, dated as of December 28, 2018, in form and substance satisfactory to the Agents and the Lenders, made by the Parent in favor of Ravich Revocable Trust of 1989, and (iv) Subordinated Note, dated as of December 28, 2018, in form and substance satisfactory to the Agents and the Lenders, made by the Parent in favor of Dwight Mamanteo, in an aggregate original principal amount of $2,000,000.”

(b)Section 1.01 of the Financing Agreement is hereby amended by deleting the definition of “Working Capital Average” in its entirety.

(c)The definition of “Additional Appraisal Triggering Event” in Section 1.01 of the Financing Agreement is hereby amended by adding the following immediately after “Nishi Matsuya”:

“and the licensing agreement between Cherokee Inc. and Pick'n Pay Retailers Ltd”

(d)The definition of “Permitted Indebtedness” in Section 1.01 of the Financing Agreement is hereby amended by (i) deleting “and” at the end of clause (s); (ii) deleting “.” at the end of clause (t) and inserting “ ; and” in lieu thereof and (iii) inserting the following new clause (u) immediately after clause (t) appears therein:

“(u)Indebtedness arising under the Bridge Notes, so long as such Indebtedness is subject to the terms of the applicable Subordination Agreement and in an aggregate principal amount not exceeding, at any time outstanding, $2,000,000 plus all capitalized interest at a rate per annum not to exceed 3% minus to the extent permitted under this Agreement and the applicable Subordination Agreement, any payments of principal made thereon.”

(e)Section 7.01 of the Financing Agreement is hereby amended by (i) deleting clause (a)(xxii) thereof in its entirety and inserting “[Reserved.]” in lieu thereof and (ii) deleting clause (q) thereof in its entirety and inserting “[Reserved.]” in lieu thereof.

(f)Section 7.02(j) of the Financing Agreement is hereby amended by (i) deleting “and” at the end of clause (vii); (ii) deleting “.” at the end of clause (viii) and inserting “ , and” in lieu thereof and (iii) inserting the following new clause (ix) immediately after clause (viii) appears therein:

“(ix)so long as such Indebtedness is subject to the applicable Subordination Agreement, the incurrence of Indebtedness under the Bridge Notes.”

(g)Section 7.02(m)(ii) of the Financing Agreement is hereby amended as follows, with newly added language indicated by double underlining:

“(ii) except for the Obligations, (A) make any voluntary or optional payment (including, without limitation, any payment of interest in cash that, at the option of the issuer, may be paid in cash or in kind), prepayment, redemption, defeasance, sinking fund payment or other acquisition for value of any of its or its Subsidiaries’ Indebtedness (including, without limitation, by way of depositing money or securities with the trustee therefor before the date required for the purpose of paying any portion of such Indebtedness when due), (B) refund, refinance, replace or exchange any other Indebtedness for any such Indebtedness (other than with respect to Permitted Refinancing Indebtedness), (C) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Subordinated Indebtedness in violation of the subordination provisions thereof or any Subordination Agreement with respect thereto (including, without limitation, with respect to the Board Debt and obligations under the Bridge Notes) or (D) make any payment, prepayment, redemption, defeasance, sinking fund payment or repurchase of any Indebtedness as a result of any asset sale, change of control, issuance and sale of debt or equity securities or similar event, or give any notice with respect to any of the foregoing; provided, that this clause (ii) shall not apply to (1) Permitted Intercompany Investments, (2) Permitted Purchase Money Indebtedness and (3) Permitted Indebtedness under clause (k) of the definition of Permitted Indebtedness;”

(h)Section 9.01(c) of the Financing Agreement is hereby amended by deleting the reference to “7.01(q)” where it appears therein.

(i)Schedule 6.01(v) of the Financing Agreement is hereby amended by (i) deleting “That certain License Agreement dated as of February 13, 2006 by and among Cherokee Inc. and Pick'n Pay Retailers Ltd” and (ii) adding the following agreements at the end thereof:

“That certain Cherokee International License Agreement, dated as of September 30, 2017, between Hi-Tec Sports International Holdings B.V. and Lidl Export International GmbH $ Co.

That certain Hi-Tec Sports International Holdings BV – License Agreement, dated as of January 29, 2018, between Hi-Tec Sports International Holdings BV and International Brands Group.”

3.Representations and Warranties.  Each Loan Party each hereby represents and warrants that:

(a)immediately before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing;

(b)the execution, delivery and performance by each Loan Party of this Amendment (i) have been duly authorized by all necessary action, (ii) do not and will not contravene (A) any of its Governing Documents, (B) any applicable material Requirement of Law or (C) any material Contractual Obligation binding on or otherwise affecting it or any of its properties, and (iii) do not and will not result in any default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties, except (solely for the purposes of subclause (iii)), to the extent where such contravention, default, noncompliance, suspension, revocation, impairment, forfeiture or nonrenewal could not reasonably be expected to have a Material Adverse Effect;

(c)no authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by any Loan Party of this Amendment;

(d)this Amendment has been duly executed and delivered by each Loan Party and this Amendment constitutes a legal, valid and binding obligation of each such Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and by general principles of equity; and

(e)after giving effect to this Amendment, all representations and warranties contained in the Financing Agreement and each other Loan Document are true and correct in all respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

4.Conditions to Effectiveness.  This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Agents and the Lenders:

(a)the Agents and the Lenders shall have received this Amendment duly executed by the parties hereto;

(b)the Agents and the Lenders shall have a received a copy of the Bridge Notes duly executed by the parties hereto;

(c)immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing;

(d)all consents, licenses and approvals required in connection with the consummation by each Loan Party of the transactions contemplated by this Amendment, the execution, delivery and performance by each Loan Party and/or the validity against each Loan Party of this Amendment shall have been obtained and such consents, licenses and approvals shall be in full force and effect; and

(e)the Borrowers shall have paid in full all fees and expenses of the Agents and the Lenders reimbursable pursuant to Section 12.04 of the Financing Agreement (including the fees, charges and disbursement of Choate, Hall & Stewart LLP) incurred in connection with the preparation, execution, delivery and administration of this Amendment, all of which shall be fully earned, due and payable on the date hereof, and no portion thereof shall be refunded or returned to the Loan Parties in whole or in part under any circumstances.

5.Effect on Loan Documents; Ratification and Reaffirmation.  The Financing Agreement and the other Loan Documents, after giving effect to this Amendment, shall be and remain in full force and effect in accordance with their terms and hereby are ratified and confirmed in all respects.  The execution, delivery, and performance of this Amendment shall not operate as a waiver of any right, power, or remedy of the Agents or any other Secured Party under the Financing Agreement or any other Loan Document.  Each Loan Party party hereto hereby ratifies and confirms in all respects all of its obligations under the Loan Documents to which it is a party and each Loan Party party hereto hereby ratifies and confirms in all respects any prior grant of a security interest under the Loan Documents to which it is party and acknowledges that all of such security interests, and all collateral heretofore pledged as security for such indebtedness, continues to be and remains collateral for such indebtedness from and after the date hereof.  Each Loan Party further acknowledges and agrees that none of the Loan Parties have any defense (whether legal or equitable), set-off or counterclaim to the payment or performance of the Obligations in accordance with the terms of the Loan Documents.

6.Release.  Each Loan Party hereby releases and forever discharges the Agents, the Lenders and each of their parents, subsidiaries and affiliates, past or present, and each of them, as well as each of Agents’ and Lenders’ directors, officers, agents, servants, employees, shareholders, representatives, attorneys, administrators, executors, heirs, assigns, predecessors and successors in interest, and all other persons, firms or corporations with whom any of the former have been, are now, or may hereafter be affiliated, and each of them (collectively, the “Releasees”), from and against any and all claims, demands, liens, agreements, contracts, covenants, actions, suits, causes of action in law or equity, obligations, controversies, debts, costs, expenses, damages, judgments, orders and liabilities of whatever kind or nature in law, equity or otherwise, whether known or unknown, fixed or contingent, suspected or unsuspected by any Loan Party, and whether concealed or hidden (collectively, “Claims”), which any Loan Party now owns or holds or has at any time heretofore owned or held, which are based upon or arise out of or in connection with any matter, cause or thing existing at any time prior to the date hereof or anything done, omitted or suffered to be done or omitted at any time prior to the date hereof in connection with the Financing Agreement, the other Loan Documents or this Amendment (collectively the “Released Matters”).  Each Loan Party represents, warrants and agrees that in executing and entering into this release, they are not relying and have not relied upon any representation, promise or statement made by anyone which is not recited, contained or embodied in this Amendment or the Loan Documents.  Each Loan Party has reviewed this release with the Loan Parties’ legal counsel, and understands and acknowledges the significance and consequence of this release and of the specific waiver thereof contained herein.  Each Loan Party understands and expressly assumes the risk that any fact not recited, contained or embodied therein may turn out hereafter to be other than, different from, or contrary to the facts now known to any Loan Party or believed by any Loan Party to be true.  Nevertheless, each Loan Party intends by this release to release fully, finally and forever all Released Matters and agrees that this release shall be effective in all respects notwithstanding any such difference in facts, and shall not be subject to termination, modification or rescission by reason of any such difference in facts.

7.No Novation; Entire Agreement.  This Amendment evidences solely the amendment of certain specified terms and obligations of the Loan Parties under the Financing Agreement and is not a novation or discharge of any of the other obligations of the Loan Parties under the Financing Agreement.  There are no other understandings, express or implied, among the Loan Parties, the Agents and the other Secured Parties regarding the subject matter hereof or thereof.

8.Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

9.Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining portions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

10.Headings.  Headings and captions used in this Amendment are included for convenience of reference only and shall not be given any substantive effect.

11.Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telecopier or electronic mail shall be equally as effective as delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telecopier or electronic mail also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

12.Construction.  This Amendment is a Loan Document.  This Amendment and the Financing Agreement shall be construed collectively and in the event that any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Amendment shall supersede and control the terms, provisions and conditions of the Financing Agreement.

13.Miscellaneous.  The terms and provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their permitted successors and assigns.

14.Board Debt Subordination Agreement.  The Agents and the Lenders hereby agree and acknowledge that for purposes of the Subordination and Intercreditor Agreement, dated as of August 3, 2018, by and among the Agents, the Lenders, Square Deal Growth, LLC, US Bank FBO Cove Street Capital Small Cap Value Fund, Ravich Revocable Trust of 1989, Henry I. Stupp, and the Obligors party thereto, the “Subordinated Obligations” as defined therein shall not include the obligations under the Bridge Notes.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by each of the parties hereto as a sealed instrument as of the date first above written.

BORROWERS:
CHEROKEE INC., as U.S. Borrower

By:
Name:
Title:
IRENE ACQUISITION COMPANY B.V., as Dutch Borrower
By: __________________________________
Name:
Title:
By: __________________________________
Name:
Title:

[Signature Page to First Amendment]

GUARANTORS:

CHEROKEE INC.

By:
Name:
Title:

SPELL C. LLC

By: Cherokee Inc., its sole member

By:

Name:

Title:

CHEROKEE BRANDS LLC

By: Cherokee Inc., is sole member

By:

Name:

Title:

HAWK 900 BRANDS LLC

By: Cherokee Inc., its sole member

By:

Name:

Title:

[Signature Page to First Amendment]

EDCA LLC

By: Cherokee Inc., its sole member

By:

Name:

Title:

FFS HOLDINGS, LLC

By:  Cherokee Inc., its sole member

By:

Name:

Title:

FLIP FLOP SHOES FRANCHISE COMPANY, LLC

By: FFS Holdings, LLC, its sole member

By:  Cherokee Inc., its sole member

By:

Name:

Title:

[Signature Page to First Amendment]

HI-TEC SPORTS INTERNATIONAL HOLDINGS B.V.

By: Name: Title:

HI-TEC SPORTS PLC

By: Name: Title:

HI-TEC INTERNATIONAL HOLDINGS B.V.

By: Name: Title:

HI-TEC SPORTS UK LIMITED

By: Name: Title:

HI-TEC NEDERLAND B.V.

By:
Name:
Title:

[Signature Page to First Amendment]

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

GORDON BROTHERS FINANCE COMPANY
By:
Name:
Title:

LENDER:
GORDON BROTHERS FINANCE COMPANY, LLC

By:
Name:
Title:

[Signature Page to First Amendment]

LENDER: GORDON BROTHERS BRANDS, LLC

By:
Name:
Title:

[Signature Page to First Amendment]